AMENDMENT NO. 7 TO LOAN AGREEMENT
THIS AMENDMENT NO. 7 TO LOAN AGREEMENT (“Agreement”) dated as of April 5, 2016, among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, “US Borrower”), and as borrowing agent (in such capacity, “Borrowing Agent”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), each additional Loan Party set forth on the signature pages hereto, the Lenders party to the Loan Agreement (as defined below), and ALLY BANK, a Utah state bank (successor to Ally Commercial Finance LLC, a Delaware limited liability company) (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”) and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).
BACKGROUND
WHEREAS, the Loan Parties, Canadian Agent, Agent and the Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) pursuant to which Agent and the Lenders provide Borrowers with certain financial accommodations.
WHEREAS, the Loan Parties have requested that Agent, Canadian Agent, and the Lenders make certain amendments to the Loan Agreement, and Agent, Canadian Agent, and the Lenders are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.
AGREEMENT
In consideration of the foregoing and of the mutual promises and covenants herein contained, it is agreed:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.Outstanding Obligations. Each Loan Party hereby affirms and acknowledges that (i) as of April 5, 2016, there are presently outstanding Advances in the aggregate principal amount of $130,625,085.89, together with accrued interest thereon and costs and expenses (collectively, the “Amount”) and (ii) the Amount is a valid obligation of the Loan Parties and is due and owing without defense, claim, setoff or counterclaim of any kind or nature whatsoever.

3.Amendments to Loan Agreement. Subject to the conditions precedent set forth in Section 6 hereof, the Loan Agreement is hereby amended as follows:

(a)As of the date hereof, the aggregate US Revolving Loan Commitments shall be decreased by $105,000,000 (i.e., from $245,000,000 to $140,000,000) (the “2016 US Borrower Revolver Decrease”). As a result of the 2016 US Borrower Revolver Decrease, each

214516/135-5979329.7

Lender’s US Revolving Loan Commitment, Canadian Revolving Loan Commitment and Pro Rata Share are revised as set forth on Schedule I attached hereto.

(b)The definition of “Maximum Commitment” is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Maximum Commitment” means the principal amount of $140,000,000, as such amount may be reduced pursuant to Subsection 2.4(F).
(c)Section 2.5 of the Loan Agreement is hereby amended by deleting the reference to “April 6, 2016” and inserting “April 29, 2016” in lieu thereof.

4.Additional Agreement. For the avoidance of doubt, notwithstanding anything to the contrary contained in the Loan Agreement, on and after the date hereof, the Borrowers shall no longer be permitted to request a US Borrower Revolver Increase under Section 2.16 of the Loan Agreement.

5.Additional Covenants of the Loan Parties. In addition to each of the covenants set forth in the Loan Agreement, the Loan Parties covenant and agree that, so long as any of the Revolving Loan Commitments under the Loan Agreement shall be in effect and until all Obligations have been Paid in Full, the Loan Parties shall perform the following covenants in this Section 5:

(a)On or prior to April 11, 2016, the Loan Parties shall deliver to Agent a debtor-in-possession budget (a “DIP Budget”) reflecting the sale of substantially all of the loan portfolios of the Loan Parties, with such DIP Budget to be satisfactory to the Agent and the Lenders in their discretion.

(b)On or prior to April 18, 2016, the Loan Parties shall deliver to Agent a fully-executed and effective loan commitment for a refinancing in full of the Obligations at par and in cash, with a closing contemplated by no later than April 29, 2016. The foregoing commitment shall be a “no-out” commitment by a lender reasonably acceptable to Agent and Lenders (it being understood that the potential lenders disclosed in writing to Agent and Lenders prior to the date hereof are acceptable to Agent and Lenders) and shall be in form and substance satisfactory to the Agent and the Lenders in their reasonable discretion.

(c)The Loan Parties shall pay Agent, for the ratable benefit of the Lenders, a termination fee in the amount of $200,000 (the “Termination Fee”), which fee shall be fully earned as of the date hereof, and payable in full on April 29, 2016; provided, however, such Termination Fee shall be waived by Agent and the Lenders if the Obligations are indefeasibly paid in full in cash and the Loan Agreement is terminated prior to April 29, 2016.

The failure of any Loan Party to perform or comply with any term or condition contained in this Section 5 shall, at the option of Agent, constitute an immediate Event of Default.
6.Conditions of Effectiveness. This Agreement shall become effective upon the date Agent shall have received:

(a)a copy of this Agreement duly executed by each Loan Party, Agent and each Lender (which may be sent by electronic transmission for purposes of meeting this condition), with an original signed copy to be promptly provided to Agent;

(b)Projections of US Borrower and its Subsidiaries through April 30, 2016, in form and substance acceptable to Agent and the Lenders;

(c)an amendment fee in the amount of $200,000 payable to Agent, for the ratable benefit of the Lenders, which shall be charged to Borrowers’ Account as a Revolving Advance; and

(d)such other certificates, instruments, documents, agreements and opinions of counsel as may be reasonably required by Agent or its counsel, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

7.Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)This Agreement, the Loan Agreement and all other Loan Documents are and shall continue to be legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms.

(b)Such Loan Party has the power, and has been duly authorized by all requisite corporate or member action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Loan Party.

(c)Such Loan Party’s execution, delivery and performance of this Agreement does not and will not (i) violate any material law, rule, regulation or court order to which such Loan Party is subject, (ii) conflict with or result in a breach of such Loan Party’s charter, by-laws, organizational document or any agreement or instrument to which such Loan Party is a party or by which it or its properties are bound or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of such Loan Party, whether now owned or hereafter acquired, other than liens in favor of Lenders and Agent.

(d)Other than the Default pursuant to Section 8.1(B) of the Loan Agreement as a result of the circumstances described in clause (e) below, no Default or Event of Default has occurred and is continuing or would exist after giving effect to this Agreement.

(e)Other than the Default (as such term is defined in the Indenture) which has occurred and is continuing under the Indenture as a result of the failure by Loan Parties to make the required interest payment due under the Indenture on April 1, 2016, no “Event of Default” or “Default” under, and as defined in, the Indenture has occurred and is continuing or would exist after giving effect to this Agreement

(f)Agent has and will continue to have a valid first priority lien and security interest in all Collateral to the extent required by the Loan Documents.

8.Reaffirmation. Upon the effectiveness of this Agreement, each Loan Party hereby expressly confirms and reaffirms (i) all covenants, representations and warranties made in the Loan Agreement and each other Loan Documents and acknowledges that all such covenants, representations and warranties shall be deemed to have been remade and other than with respect to any items disclosed in writing to Agent and Lenders prior to the date hereof are true and correct in all material respects as of the effective date of this Agreement, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by any Borrower to Agent after the Closing Date pursuant to subsection 4.23 of the Loan Agreement, (ii) all guarantees, security interests and liens granted to Lender pursuant to the Loan Agreement and any other Loan Documents, (iii) that all Obligations are guaranteed by, and are secured by, the Collateral of all Loan Parties and (iv) that the fees and expenses owing to Corporate Advisory Solutions, LLC and Phoenix Management Services, LLC in connection with their engagement by counsel to the Agent, and all similar fees and expenses, are covered as fees and expenses of Agent and Lenders under Section 11.1 of the Loan Agreement.

9.Waiver. Each Loan Party waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have to contest (a) any provision of the Loan Agreement, any Loan Document or this Agreement; (b) the security interest of the Lenders and/or Agent in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (c) the conduct of any Lender and/or Agent in administering the financing arrangements among the Loan Parties, Lenders and Agent.

10.Release. Each Loan Party hereby releases, remises, acquits and forever discharges each Lender, Agent and each Lender’s and Agent’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this

Agreement, the Loan Agreement or any other Loan Document (all of the foregoing hereinafter called the “Released Matters”). Each Loan Party acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

11.Effect and Construction of Agreement. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

(a)impair the validity, perfection or priority of any lien or security interest securing the Obligations;

(b)waive or impair any rights, powers or remedies of Agent or the Lenders under, or constitute a waiver of, any provision of the Loan Agreement or any Loan Document; or

(c)constitute an agreement by the Lenders and/or Agent or require the Lenders and/or Agent to extend the term of the Loan Agreement or the time for payment of any of the Obligations.

12.Conflicts. In the event of any express conflict between the terms of this Agreement and the Loan Agreement or any of the other Loan Documents, this Agreement shall govern.

13.Presumptions. Each Loan Party acknowledges that it has consulted with and been advised by its counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and has participated in the drafting hereof. Therefore, this Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Agreement or any part hereof to be drafted.

14.Expenses. The Loan Parties shall pay all costs, fees and expenses of Agent (including the costs, fees and expenses of Agent’s counsel) incurred by Agent in connection with the negotiation, preparation, administration and enforcement of this Agreement in accordance with the terms set forth in Section 11.1 of the Loan Agreement. For the avoidance of doubt, the Loan Parties confirm that fees, costs and expenses of Agent, Canadian Agent, any Issuing Lender or any Lender as described in Section 11.1(f) includes reasonable attorneys’ fees of each of the foregoing.

15.Entire Agreement. This Agreement, together with the Loan Documents, sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. The Loan Parties have not relied on any agreements, representations, or warranties of the Lenders and Agent, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. Each Loan Party acknowledges that it is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

16.Further Assurance. The Loan Parties shall execute such other and further documents and instruments as the Lenders and Agent may reasonably request to implement the provisions of this Agreement.

17.Benefit of Agreement. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns as set forth in the Loan Agreement. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Agreement. Any Lender’s or Agent’s agreement to waive or forbear from enforcing certain of their remedies does not in any manner limit any Loan Party’s obligations to comply with, and each Lender’s and Agent’s right to insist upon compliance with, each and every one of the terms of the Loan Agreement and the other Loan Documents except as specifically modified herein.

18.Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

19.Governing Law, Jurisdiction, Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Loan Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, County of New York, United States of America, and, by execution and delivery of this Agreement, each Loan Party accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Lenders or Agent to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each Loan Party waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

20.Waiver of Jury Trial.     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION

HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. IN ADDITION, EACH PARTY WAIVES THE RIGHT TO CLAIM OR RECOVER IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.

21.Relief From Automatic Stay. In the event any case is commenced by or against any Loan Party under any state or federal bankruptcy or similar laws (as now or hereafter in effect), each Loan Party hereby acknowledges and consents that (i) the Lenders and Agent are entitled to immediate relief from any automatic stay imposed and (ii) it will not oppose any motion filed by or on behalf of any Lender or Agent seeking relief from any automatic stay.

22.Counterparts; Telecopied Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by telecopier or other facsimile transmission or in “pdf” format shall be deemed to be an original signature hereto.

23.Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Loan Parties contained herein shall survive the termination of the Loan Agreement and payment in full of the Obligations under the Loan Agreement.

24.Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

25.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

[Remainder of page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.
Loan Parties:

SQUARETWO FINANCIAL CORPORATION, as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

CACH, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

Signature Page to Amendment No. 7 - 5979329

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARE TWO FINANCIAL CANADA CORPORATION, as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARETWO FINANCIAL SERVICES CORPORATION, as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

Signature Page to Amendment No. 7 - 5979329

Agent:

ALLY BANK, as Agent and Canadian Agent

By:	/s/ Joel Richards
Name:	Joel Richards
Title:	Authorized Signatory - Ally Corporate Finance

Lenders:

ALLY BANK, as a Lender

By:	/s/ Joel Richards
Name:	Joel Richards
Title:	Authorized Signatory - Ally Corporate Finance

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mitul Gandhi
Name:	Mitul Gandhi
Title:	Vice President

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Jerry L. McDonald
Name:	Jerry L. McDonald
Title:	Director

By:	/s/ Doug S. Clarida
Name:	Doug S. Clarida
Title:	Director

Signature Page to Amendment No. 7 - 5979329

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ David Redder
Name:	David Redder
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

By:	/s/ William Jentsch
Name:	William Jentsch
Title:	Vice President

FIRSTMERIT BANK, as a Lender

By:	/s/ Lucian Lupascu
Name:	Lucian Lupascu
Title:	Vice President

AMALGAMATED BANK, as a Lender

By:	/s/ Michael LaManes
Name:	Michael LaManes
Title:	First Vice President

Signature Page to Amendment No. 7 - 5979329

TRANSPORTATION ALLIANCE BANK INC., DBA TAB BANK, as a Lender

By:	/s/ Justin Hatch
Name:	Justin Hatch
Title:	Vice President, ABL

Signature Page to Amendment No. 7 - 5979329

Schedule I

Ally Bank	US Revolving Loan Commitment:	$28,571,428.58

	Canadian Revolving Loan Commitment:	$5,034,013.61

	Pro Rata Share:	20.4082%

Bank of America, N.A.	US Revolving Loan Commitment:	$11,428,571.43

	Canadian Revolving Loan Commitment:	$2,013,605.44

	Pro Rata Share:	8.1633%

ING Capital LLC	US Revolving Loan Commitment:	$20,000,000

	Canadian Revolving Loan Commitment:	$3,523,809.52

	Pro Rata Share:	14.2857%

U.S. Bank National Association	US Revolving Loan Commitment:	$17,142,857.14

	Canadian Revolving Loan Commitment:	$3,020,408.16

	Pro Rata Share:	12.2449%

Fifth Third Bank	US Revolving Loan Commitment:	$25,714,285.71

	Canadian Revolving Loan Commitment:	$4,530,612.25

	Pro Rata Share:	18.3673%

Siemens Financial Services, Inc.	US Revolving Loan Commitment:	$11,428,571.43

	Canadian Revolving Loan Commitment:	$2,013,605.44

	Pro Rata Share:	8.1633%

FirstMerit Bank	US Revolving Loan Commitment:	$8,571,428.57

	Canadian Revolving Loan Commitment:	$1,510,204.08

	Pro Rata Share:	6.1224%

Schedule I

Amalgamated Bank	US Revolving Loan Commitment:	$11,428,571.43

	Canadian Revolving Loan Commitment:	$2,013,605.44

	Pro Rata Share:	8.1633%

Transportation Alliance Bank Inc.	US Revolving Loan Commitment:	$5,714,285.71

	Canadian Revolving Loan Commitment:	$1,006,802.72

	Pro Rata Share:	4.0816%

Schedule I